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                                                                      Exhibit 18

[LOGO OF ARTISAN FUNDS]            ARTISAN SMALL CAP FUND
                                   ARTISAN INTERNATIONAL FUND

ACCOUNT APPLICATION

 . If you need assistance, call 1-800-344-1770, 24 hours.
 . Do not use this application for IRA accounts.
 . Mail completed application to:

       Artisan Funds, Inc.
       c/o Boston Financial Data Services
       P.O. Box 8412
       Boston, MA 02266-8412

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1  ACCOUNT REGISTRATION

Please Print in CAPITAL LETTERS.

[_] Individual or  [_] Joint Account


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Owner's Name (first, middle initial, last)


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Joint Owner's Name (first, middle initial, last)

Joint accounts are registered joint with right of survivorship unless otherwise specified.

[_] Custodial Account


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Custodian's Name (first, middle initial, last)


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Minor's Name (first, middle initial, last)

[_][_]                          [_][_]-[_][_]-[_][_]
Minor's State                   Minor's Date of Birth

[_] Trust, Corporation, or Other Entity

Refer to the prospectus for required documentation.


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Trustee Name or Authorized Signee Name (first, middle initial, last)


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Name of Trust, Corporation, or Other Entity

[_][_]-[_][_]-[_][_]
Date of Trust Agreement

2  MAILING ADDRESS


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Street or P.O. Box


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City

[_][_]            [_][_][_][_][_]-[_][_][_][_]
State             Zip Code

[_][_][_]-[_][_][_]-[_][_][_][_]  [_][_][_][_]
Day Time Phone Number             Extension

[_][_][_]-[_][_][_]-[_][_][_][_]  [_][_][_][_]
Evening Phone Number              Extension

3  SOCIAL SECURITY/TAX ID NUMBER

SS or tax ID # [_][_][_][_][_][_][_][_][_]
For individual or joint accounts use owner's Social Security Number. For custodial accounts use minor's Social Security Number.
For trust, corporation, or other entity use tax ID Number.

[_] U.S. Citizen
[_] Non-resident Alien
[_] Resident Alien

4  INITIAL INVESTMENT

Please be sure to read the prospectus.
The minimum initial investment is $1000 per account, (no minimum if you are using the Automatic Investment Plan).

$[_],[_][_][_],[_][_][_].[_][_] SMALL CAP FUND

$[_],[_][_][_],[_][_][_].[_][_] INTERNATIONAL FUND

Payment Method:

[_] Check
[_] Wire (Please call 1-800-344-1770 for wiring instructions)
[_] By exchange from my identically registered Artisan Fund Account
    Account Number [_][_][_][_][_][_][_][_]
    Amount $[_],[_][_][_],[_][_][_].[_][_]

5  DISTRIBUTION OPTIONS

If no option is selected, all distributions will be reinvested.

[_] Reinvest dividends and capital gains.

[_] Pay dividends in cash, reinvest capital gains.

[_] Pay dividends and capital gains in cash.

6  AUTOMATIC INVESTMENT PLAN

Date of month for investment:   [_][_]
(Between the 3rd and 28th only)

Amount of monthly
 investment:                   $[_][_],[_][_][_].[_][_]
 ($50 minimum)

Please complete section 9 on back.

                                                             continued on back -

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 7 TELEPHONE REDEMPTION

You may redeem shares by telephone ($500 minimum) unless you choose not to have that option by checking the box below. The proceeds will be mailed to your address of record, transferred to your bank account by Electronic Funds Transfer
(EFT), or wired to your bank account.

[_] I do not want telephone redemption.
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For EFT or wire transactions, please complete section 9, below.

 8 TELEPHONE PURCHASE

You may purchase shares by telephone, with payment by Electronic Funds Transfer
(EFT) from your designated bank account, by checking the box below.

[_] I want telephone purchase.

For EFT purchases, please complete section 9, below.

 9 BANK INFORMATION

If you want the Automatic Investment Plan or telephone redemption, or if you would like to purchase shares by telephone with payment by EFT, please fill in the information below for the bank account into which funds should be deposited by EFT or wire (for telephone redemption) and from which funds should be withdrawn by EFT (for AIP or telephone purchase). Please print in CAPITAL LETTERS.



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|                                                 |         |                                                                  |
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Name of Bank                                                Branch

--------------------------     --------------------         -----   -----       ---- ---- ---- ---- ----    ---- ---- ---- ----
|                         |   |                   |         |   |   |   |       |  | |  | |  | |  | |  |    |  | |  | |  | |  |
--------------------------     --------------------         -----   -----       ---- ---- ---- ---- ----    ---- ---- ---- ----
Street                         City                         State               Zip Code

---------------------------------------------------
|                                                 |
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Name(s) on Account

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]             ---- ---- ---- ---- ---- ---- ---- ---- ----
Account Number                                                  |  | |  | |  | |  | |  | |  | |  | |  | |  |
                                                                ---- ---- ---- ---- ---- ---- ---- ---- ----
                                                                ABA Routing Number (Please verify with your bank)

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                                              Please attach a voided bank check

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

The following authorization is required for Electronic Funds Transfer (EFT) transactions: By signing section 10, below, I/we authorize Artisan Funds to initiate (i) credit entries (deposits) (for telephone redemption with payment by EFT), (ii) debit entries (withdrawals) (for the Automatic Investment Plan or telephone purchases with payment by EFT) and (iii) debit or credit entries and adjustments for any entries made in error to my/our bank account identified above. This authorization will remain effective until I/we notify Artisan Funds in writing of its termination and until Artisan Funds has a reasonable time to act on that termination.

10 SIGNATURE(S)

By signing this form, I/we certify that I/we have received, read, and agree to be bound by the terms of the prospectus and that I/we have the authority and legal capacity to purchase shares pursuant to this application.

Under penalties of perjury, I/we certify that: (1) the number shown on this form is the correct Social Security number or Taxpayer Identification number, (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding, or the IRS has notified me that I am no longer subject to backup withholding. You must cross out item (2), above, if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns, and you have not received a notice from the IRS advising you that backup withholding has terminated.


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Signature as registered in Section I                    Date


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Signature as registered in Section I                    Date





   PLEASE RETURN THIS APPLICATION WITH YOUR CHECK IN THE ENCLOSED ENVELOPE.
                 THANK YOU FOR INVESTING IN THE ARTISAN FUNDS.
      A confirmation of your account set-up will be sent to you shortly.